UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: (877) 446-3863

Date of fiscal year end: October 31, 2015

Date of reporting period: October 31, 2015

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Westfield Capital Large Cap Growth Fund

Westfield Capital Dividend Growth Fund

Annual Report	October 31, 2015

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
OCTOBER 31, 2015

The Funds file their complete schedule of investments of fund holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-454-0738; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

Dear Shareholder:

Domestic equities posted modest gains in the past twelve months, buoyed by a benign political and economic landscape in the U.S. and by a continued accommodative monetary policy stance from the Federal Reserve. The U.S. economy has proven to be more resilient than earlier economic forecasts suggested. Investor outlook on the global economy has been far less optimistic, and it only deteriorated as the year progressed. The stock market’s steady upward pace was interrupted in June, when Greece effectively defaulted on its scheduled billion Euro debt payment to the International Monetary Fund. The month of August brought a broad downturn across global financial markets, triggered by China’s surprise yuan devaluation and fears that a slowing Chinese economy would lead to an overall slowdown in global growth. Our analysis of performance drivers for the period reveals that most of the gains in the past twelve months were driven by large capitalization, growth-oriented companies that offer more predictable returns though a combination of stable earnings and dividends. Energy and Materials companies, which are particularly sensitive to global economic cycles, fell into deeply negative territory. The Health Care sector, which fueled the market’s advance for most of 2014 and the first half of 2015, lost its leadership position after the painful selloff of August and September. Information Technology and Consumer-related stocks shrugged off the heightened volatility, delivering double-digit returns.

The Westfield Large Cap Growth Fund (the “Fund”), Institutional Class, rose 4.70% for the twelve month period ending October 31, 2015, underperforming the Russell 1000 Growth Index (the “Index), which gained 9.18%. Relative weakness in Consumer Discretionary, Industrials, and Financials overshadowed positive contribution from investments in Materials and Consumer Staples.

Despite a double-digit gain, the Fund’s investments in Consumer Discretionary lagged behind their Index peers, detracting 121 basis points (“bps”) from relative results. The underperformance stemmed partially from the Fund’s lack of exposure to the Internet retail sub-industry, which staged a meteoric advance during the period. We had resisted building a position in the on-line retail phenomenon Amazon.com, Inc. given the shares’ lofty valuation, and finally bought the stock in mid-July, after Amazon reported better-than-expected profits across all of its business lines. The cloud computing platform Amazon Web

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

Services (“AWS”), which was launched by the company in 2006 but did not report a profitable quarter until the spring of 2015, was the greatest driver of the earnings upside. A sum of parts valuation approach, which is based on both the AWS segment and Amazon’s retail business, yields the fiscal year 2016 Enterprise Value (“EV”) to its Earnings Before Interest, Taxes, Depreciation, and Amortization (“EBITDA”) ratio of about 20 – a much more palatable entry point, in our opinion. Global appliance manufacturer Whirlpool was hurt by its exposure to struggling foreign markets. Weakness in Brazil and Latin America was compounded by news that the United States Department of Justice will likely block Electrolux’s proposed purchase of General Electric’s home appliances business segment. We believe the deal would have presented a catalyst for industry pricing, benefiting Whirlpool. Following this latest development, we decided to sell the position.

Industrials detracted 114 bps from incremental gains. Challenging economic conditions across several end markets continued to put pressure on the earnings of heavy machinery manufacturers. We sold our investment in Caterpillar Inc., a manufacturer of engines and turbines, but not before it had a negative impact on relative performance. Our initial thesis on, and patience with, this industrial bellwether were based on our analysis of the company’s earnings prospects, as well as its total value proposition to shareholders. For two consecutive quarters Caterpillar delivered better profit margins, increased the dividend, and returned capital to shareholders through share buybacks. However, external factors, such as currency swings and continued weakness in mining and energy, have been too powerful to fight against – the company announced a large layoff, had to cut its 2015 sales guidance, and introduced a tepid outlook for 2016. Also restraining relative performance was Precision Castparts Corp., a manufacturer of metal components for aerospace and industrial gas turbine applications. The company has above-average growth opportunities in the next several years, mostly driven by its exposure to the commercial aerospace and particularly next generation wide-body aircraft. However, it struggled this year due to destocking in the defense segment and the general weakness within its oil & gas industry end markets. We were concerned about the company’s near-term fundamental outlook and sold our investment.

Investments in Financials also underperformed, detracting 78 bps from relative returns. The sector, heavily influenced by global interest rate trends, continued

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

to deliver uneven performance results. Generally speaking, bond proxies, such as property Real Estate Investment Trusts (“REITs”), advanced while interest rate sensitive money center banks and consumer finance companies underperformed. Shares of commercial banking services giant Citigroup Inc. retreated, pressured by investor concerns about the company’s exposure to struggling emerging market economies. We exited our position in the stock. Also disappointing was the performance of custody bank State Street Corporation. The company has been committed to shrinking the size of its balance sheet, which is essential for better capital ratios and its ability to return capital to shareholders. However, the current market and interest rate environment has been challenging for banks that are leveraged to rising interest rates – State Street missed consensus expectation for revenues in the recent quarter. While we continue to like State Street’s twofold business model, with revenues generated by assets under custody and assets under management, we decided to step aside and sold our investment in early November.

The Consumer Staples sector added 41 bps to excess returns. We finished the year with an underweight of the Consumer Staples sector, largely based on the more modest growth profile of many of the sector participants and the correspondingly lofty valuations. That said, we continue to search for those companies that demonstrate consistent market share gains, compelling cash flow generation with disciplined management of that capital, and opportunities to participate in industry consolidation. Coca-Cola Enterprises, Inc., an independent bottler of Coca-Cola products in Europe, is a poster child for our stock picking approach in the sector. We added it to the Fund in the spring, and in August the shares traded sharply higher following a rumor that Coca-Cola Enterprises was in advanced merger talks with two leading European bottlers to consolidate operations across Western Europe. Coca-Cola Company has been determined to restructure its bottling relationships, and as the Coca-Cola Enterprises shares demonstrated, the bottler stands to benefit handsomely from this. The carbonated soft drink industry is mature and offers little growth. Coca-Cola and Pepsi, the two main incumbents, are competing through pricing, rather than volume. If the pricing rationalization continues, we believe it will have the potential to add a lot of value to the category. Also bolstering incremental gains were shares of Constellation Brands, Inc., a producer and distributor of alcoholic beverages. Constellation has multiple drivers of growth, in our opinion. The company’s wine segment is significant, but the key engine of

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

its profits has been its rapidly expanding beer business. The company has U.S. rights to the Corona Extra and Modelo Especial brands, which target the expanding Hispanic population. While an overall beer market has languished, the Mexican import market has been robust, boosting the company’s cash flows and EBITDA, which should drive cash return to shareholders in coming years.

Materials contributed 32 bps to relative returns. With global economic growth continuing its malaise, we reduced exposure to Materials, exiting the period with an underweight of the sector relative to the Index. Within the sector, we stay focused on fundamentally sound companies that we believe can grow sales and profits despite the macroeconomic and currency challenges. Dow Chemical Company, for instance, outperformed its industry peers. Dow is a well-diversified company that provides chemical, plastic, and agricultural products to essential consumer markets. We think its exposure to a variety of end markets, as well as its productivity and new product innovation, will lead to acceleration in earnings growth, while its strong cash flow generation could allow Dow’s management to continue with share repurchases and dividend increases.

We do not attempt to forecast shifts in global macroeconomic indicators or to predict outcomes of Federal Open Market’s (“FOMC”) meetings. We analyze and appreciate macro, but focus on picking stocks of companies that have solid business models and above-average earnings growth prospects. We believe that with global economies challenged and the U.S. economy stable, high quality, growth-oriented companies trading at attractive valuations are poised to outperform the broad market.

Westfield Capital Management Company, L.P.

This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of Comparative Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Westfield Capital Large Cap Growth Fund, Institutional or Investor Class Shares, versus the Russell 1000 Growth Index

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2015(1)
	One Year Return	Three Year Return	Annualized Inception to Date*
Institutional Class Shares	4.70%	17.26%	12.00%
Investor Class Shares	4.50%	16.93%	11.78%
Russell 1000 Growth Index	9.18%	17.94%	14.25%

*	Fund commenced operations on July 13, 2011.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 4.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

Dear Shareholder:

Domestic equities posted modest gains in the past twelve months, buoyed by a benign political and economic landscape in the U.S. and by a continued accommodative monetary policy stance from the Federal Reserve. The U.S. economy has proven to be more resilient than earlier forecasts suggested – important cyclical indicators, such as jobless claims, housing starts and permits, and confidence trends have all been pointing to improvements in domestic economic conditions. The global economy, on the other hand, has struggled to gain momentum. Investor hopes that growth would begin to pick up soured in June, when Greece effectively defaulted on its scheduled billion Euro debt payment to the International Monetary Fund. The month of August brought a broad downturn across global financial markets, triggered by China’s surprise yuan devaluation and fears that a slowing Chinese economy would lead to a worldwide economic slowdown. Our analysis of performance drivers for the period reveals that most of the gains in the past twelve months were driven by large capitalization, growth-oriented companies that offer more predictable returns through a combination of earnings and dividends. This preference for safer, more established firms signals a more defensive mindset among investors, who continue to keep a close eye on global macro-economic developments and the Federal Reserve’s actions. Valuation has not mattered in 2015, and some of the highest Price-to-Earnings ratios (“P/E”) of the largest capitalization companies have driven all the performance. In fact, a recent study showed that the top five names in the S&P 500 Index were up +11% in the ten months ending October 31, and the remainder of the Index was down 8% for the period. Thankfully, good stock selection drove positive returns for the Westfield Dividend Growth fund.

With global growth challenged and the U.S. economy growing slowly, we believe that high quality dividend growth stocks are an attractive area to invest.

The following charts exhibit exactly why we continue to like the Dividend Growth asset class: we believe dividend growth stocks are cheap relative to their high dividend yield peers, dividend payout ratios are near all-time lows (which bodes well for above average dividend growth going forward), and lastly, it is unusual for dividend yields to be in excess of the 10-year U.S. treasury yield.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

Relative Valuation: High Dividend Growth vs. High Dividend Yield (1900-3Q15)

S&P 500 Dividend Payout Ratio, 1900-3Q15

% of S&P 500 Stocks With Dividend Yield > 10 Yr U.S. Treasury Yield (1985-3Q15)

Source: Compustat, Bloomberg, BofA Merrill Lynch US Equity & US Quant Strategy

Performance Drivers

The Westfield Dividend Growth Fund (the “Fund”), Institutional Class, appreciated 3.10% in the twelve month period ending October 31, 2015, underperforming the broader S&P 500 Index, which returned 5.20%, but outperforming the NASDAQ Dividend Achievers Select Total Return Index, which returned 1.97%. As of the fiscal year end, the dividend yield in the Fund was 2.7% and its 3-year dividend growth rate was 16.8%. The Fund delivered incremental gains across five economic sectors, particularly benefiting from gains in the Information Technology, Energy, and Consumer Discretionary sectors. The Consumer Staples sector was our biggest relative detractor, due to the fact that most companies in the Staples category do not meet our growth criteria.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

Investments in Consumer Discretionary posted double-digit gains. We have a sizeable and well-diversified position in Consumer Discretionary. We have been constructive on the U.S. consumer’s confidence levels and spending trends. Based on the recent readings, inflation-adjusted disposable personal income has risen 3.2% year-over-year and the unemployment rate remains at 5.1%. We are invested in areas of strength – home improvement related categories, autos, and leisure. We remain invested within the media group, in differentiated companies with the lowest amount of TV advertising exposure, faster growth rates, better balance sheets, and shareholder-friendly management teams.

The Information Technology sector was the Fund’s top absolute and relative performer. We have been able to identify a number of attractive investments in Information Technology, which is now the Fund’s second largest sector weight, at 22.5%. Within the sector we focus on companies that can generate stable and predictable cash flows, and have a consistent track record of raising their dividend payouts. We favor firms that are recognized as leaders in their space, such as Apple Inc., Cisco Systems, Inc., and Microsoft Corporation, as we believe they are the best positioned to continue rewarding shareholders.

The Fund’s Energy sector gained over 8.9%, while the broader Energy segment plummeted. We eliminated exposure to Energy, except for the refining industry, which has done very well. As financial markets continued to search for a bottom in commodity prices, shares of companies throughout the Energy complex continued to languish. Oil & gas production and drilling firms have been focused on protecting balance sheets while trying not to cut operations to ensure that they can grow production when the upturn finally comes. These stocks underperformed the broad market dramatically this year and we are pleased that we avoided all the pain. The only bright spot in Energy has been refiners, which actually benefit from lower crude prices as cheaper oil stimulates end demand. West Coast crack spreads widened to record levels in July, reacting to shrinking supply in the Los Angeles area. The West Coast gasoline market has been tight throughout most of 2015, and the spike in July was likely due to some unplanned outages as well as reports of falling gasoline imports. With such a divergence in crack spreads, West Coast refiners are able to achieve greater profits, benefiting from higher refining margins.

The Fund’s underweight of Consumer Staples detracted from relative returns over the last 12 months. Many dividend investors hide in Staples stocks because

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

of the defensive nature of the industry and to capture the dividend yield. We search for companies that are both growing earnings and have compelling free cash flow generation, when identifying investment opportunities within the sector.

We do not attempt to forecast shifts in global macroeconomic indicators or to predict outcomes of Federal Open Market’s (“FOMC”) committee meetings. We analyze and appreciate macro, but focus on picking stocks of companies that have solid business models and above-average earnings growth prospects. We believe that fundamentally sound companies with solid earnings growth potential and the ability to increase payout ratios are likely to enhance returns in an uncertain environment of rising interest rates. Looking forward, we see a long period of slow global growth and little inflation. A strategy with a 2.7% current return from dividends, reasonable earnings growth and 16% dividend growth, looks more attractive to us on a risk-adjusted basis than anything else we see across the investment landscape.

Westfield Capital Management Company, L.P.

This represents management’s assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Definition of Comparative Indices and Key Terms

Price-to-Earnings Ratio or P/E ratio is a ratio for valuing a company that measures its current share price relative to its per-share earnings.

The S&P 500® Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The return per the total return index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

The S&P High Yield Dividend Aristocrats® Index is an unmanaged index designed to measure the performance of companies within the S&P Composite 1500® that have followed a managed-dividends policy of consistently increasing dividends every year for at least 20 years.

NASDAQ Dividend Achievers Select Total Return Index is comprised of a select group of securities with at least ten consecutive years of increasing annual regular dividend payments.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Westfield Dividend Growth Fund, Institutional or Investor Class Shares, versus the S&P 500 Index, S&P High Yield Dividend Aristocrats Index and NASDAQ Dividend Achievers Select Total Return Index

	AVERAGE TOTAL RETURN FOR THE PERIOD ENDED OCTOBER 31, 2015(1)
	One Year Return	Three Year Return*	Annualized Inception to Date*
Institutional Class Shares	3.10%	12.15%	11.38%
Investor Class Shares	2.91%	12.11%	11.36%
S&P 500® Index	5.20%	16.20%	13.08%
S&P High Yield Dividend Aristocrats® Index	4.27%	15.11%	12.62%
NASDAQ Dividend Achievers Select Total Return Index	1.97%	12.63%	11.13%

*	Fund commenced operations on July 26, 2013. The performance data quoted for the Fund for periods prior to July 26, 2013 is that of another investment vehicle (the “Predecessor Fund”). The Predecessor Fund commenced operations on April 30, 2010. The Predecessor Fund was not a registered mutual fund and was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance might have been lower. Performance shown for periods of one year and greater are annualized.
(1)	If the Adviser had not limited certain expenses, the Fund’s total returns would have been lower.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2015 (Unaudited)

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative indices on page 10.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.5%
	Shares	Value

CONSUMER DISCRETIONARY — 24.5%
Amazon.com*	6,616	$4,140,954
Comcast, Cl A	71,775	4,494,550
Delphi Automotive	48,540	4,038,043
Dollar Tree*	48,380	3,168,406
Home Depot	30,370	3,754,947
Lowe’s	63,390	4,680,084
Netflix*	16,332	1,770,062
Priceline Group*	2,944	4,281,283
Starbucks	37,170	2,325,727
TJX	38,860	2,844,163
Twenty-First Century Fox, Cl A	108,740	3,337,231
VF	40,996	2,768,050
Walt Disney	38,170	4,341,456
Yum! Brands	48,140	3,413,607

		49,358,563

CONSUMER STAPLES — 7.0%
Coca-Cola Enterprises	68,830	3,533,732
Constellation Brands, Cl A	34,980	4,715,304
Costco Wholesale	20,190	3,192,443

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

CONSUMER STAPLES — continued
Kroger	68,020	$2,571,156

		14,012,635

ENERGY — 3.1%
Suncor Energy	105,100	3,124,623
Valero Energy	48,070	3,168,775

		6,293,398

FINANCIALS — 2.9%
Charles Schwab	96,200	2,936,024
State Street	42,610	2,940,090

		5,876,114

HEALTH CARE — 18.7%
Bristol-Myers Squibb	75,900	5,005,605
Celgene*	53,720	6,591,981
Cooper	19,260	2,934,454
Jazz Pharmaceuticals*	34,707	4,764,577
STERIS	49,770	3,730,261
Teva Pharmaceutical Industries ADR	113,580	6,722,800
Thermo Fisher Scientific	20,410	2,669,220
Vertex Pharmaceuticals*	42,465	5,297,084

		37,715,982

INDUSTRIALS — 6.8%
Danaher	7,250	676,498
Nielsen Holdings	67,220	3,193,622
Textron	68,990	2,909,308
Union Pacific	32,570	2,910,130
United Continental Holdings*	68,040	4,103,492

		13,793,050

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

INFORMATION TECHNOLOGY — 31.9%
Adobe Systems*	30,650	$2,717,429
Alphabet, Cl A*	7,092	5,229,570
Alphabet, Cl C*	7,111	5,054,570
Analog Devices	34,100	2,050,092
Apple	91,201	10,898,519
Avago Technologies, Cl A	14,900	1,834,637
Cognizant Technology Solutions, Cl A*	48,900	3,330,579
EMC	97,240	2,549,633
Facebook, Cl A*	60,210	6,139,613
Lam Research	33,410	2,558,872
MasterCard, Cl A	34,330	3,398,327
Microsoft	74,800	3,937,472
Palo Alto Networks*	13,110	2,110,710
salesforce.com inc*	63,790	4,957,121
ServiceNow*	27,280	2,227,412
Visa, Cl A	69,900	5,422,842

		64,417,398

MATERIALS — 3.6%
Celanese, Cl A	43,920	3,120,516
Dow Chemical	81,060	4,188,370

		7,308,886

TOTAL COMMON STOCK (Cost $147,273,388)		198,776,026

TOTAL INVESTMENTS — 98.5% (Cost $147,273,388)		$198,776,026

Percentages are based on Net Assets of $201,755,514.
*	Non-income producing security.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2015

SECTOR WEIGHTINGS (Unaudited)†

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.2%
	Shares	Value

CONSUMER DISCRETIONARY — 22.5%
Comcast, Cl A	49,900	$3,124,738
Expedia	18,940	2,581,522
Home Depot	25,330	3,131,801
Lowe’s	34,070	2,515,388
Rent-A-Center, Cl A	94,010	1,728,844
Service Corp International	102,460	2,895,520
Six Flags Entertainment	56,450	2,937,658
Wyndham Worldwide	39,470	3,210,884

		22,126,355

CONSUMER STAPLES — 9.8%
Coca-Cola Enterprises	37,800	1,940,652
Dr Pepper Snapple Group	22,160	1,980,439
Flowers Foods	76,120	2,055,240
Kimberly-Clark	14,680	1,757,343
PepsiCo	18,330	1,873,143

		9,606,817

ENERGY — 3.5%
Valero Energy	51,620	3,402,791

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

FINANCIALS — 11.7%
CME Group, Cl A	25,170	$2,377,810
Crown Castle International‡	25,640	2,191,194
First American Financial	75,820	2,891,017
PacWest Bancorp	42,990	1,936,270
Starwood Property Trust‡	103,945	2,088,255

		11,484,546

HEALTH CARE — 14.3%
AstraZeneca ADR	78,640	2,507,829
Bristol-Myers Squibb	35,730	2,356,393
Pfizer	84,530	2,858,805
Teva Pharmaceutical Industries ADR	67,830	4,014,858
UnitedHealth Group	19,210	2,262,554

		14,000,439

INDUSTRIALS — 11.7%
Lockheed Martin	8,990	1,976,272
ManpowerGroup	34,230	3,141,629
Nielsen Holdings	40,690	1,933,182
Norfolk Southern	23,810	1,905,514
Snap-on	15,410	2,556,365

		11,512,962

INFORMATION TECHNOLOGY — 22.2%
Analog Devices	54,900	3,300,588
Apple	30,752	3,674,864
Cisco Systems	95,910	2,767,004
Jack Henry & Associates	32,380	2,504,269
Microsoft	74,880	3,941,683
Paychex	45,040	2,323,163
QUALCOMM	54,850	3,259,187

		21,770,758

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND
OCTOBER 31, 2015

COMMON STOCK — continued
	Shares	Value

MATERIALS — 2.5%
Dow Chemical	48,170	$2,488,944

TOTAL COMMON STOCK (Cost $84,304,820)		96,393,612

TOTAL INVESTMENTS — 98.2% (Cost $84,304,820)		$96,393,612

Percentages are based on Net Assets of $98,185,990.
‡	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2015

STATEMENTS OF ASSETS AND LIABILITIES
	Westfield Large Cap Growth Fund	Westfield Dividend Growth Fund

Assets:
Investments, at Value (Cost $147,273,388 and $84,304,820, respectively)	$198,776,026	$96,393,612
Cash Equivalents	1,544,108	1,805,416
Receivable for Investment Securities Sold	3,214,631	—
Dividends Receivable	118,503	67,512
Receivable for Capital Shares Sold	27,474	—
Prepaid Expenses	14,647	13,128

Total Assets	203,695,389	98,279,668

Liabilities:
Payable for Investment Securities Purchased	1,010,789	—
Payable for Capital Shares Redeemed	719,121	—
Payable due to Adviser	100,142	52,425
Income Tax Payable	22,482	—
Payable due to Administrator	19,942	9,796
Payable due to Trustees	3,266	1,599
Chief Compliance Officer Fees Payable	1,497	733
Payable due to Shareholder Servicing Agent (Investor Class Shares)	43	51
Other Accrued Expenses	62,593	29,074

Total Liabilities	1,939,875	93,678

Net Assets	$201,755,514	$98,185,990

Net Assets Consist of:
Paid-in Capital	$132,475,290	$81,762,528
Undistributed Net Investment Income	517,706	1,286,641
Accumulated Net Realized Gain on Investments	17,259,880	3,048,029
Net Unrealized Appreciation on Investments	51,502,638	12,088,792

	$201,755,514	$98,185,990

Institutional Class Shares:
Net Assets	$201,547,019	$97,939,651
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	14,426,224	9,179,223
Net Asset Value, Offering and Redemption Price Per Share	$13.97	$10.67

Investor Class Shares:
Net Assets	$208,495	$246,339
Outstanding Shares of Beneficial Interest (unlimited authorization – no par value)	14,818	23,023
Net Asset Value, Offering and Redemption Price Per Share	$14.07	$10.70

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
FOR THE YEAR ENDED
OCTOBER 31, 2015

STATEMENTS OF OPERATIONS
	Westfield Large Cap Growth Fund	Westfield Dividend Growth Fund

Investment Income
Dividends	$2,458,419	$2,247,000
Interest	680	723
Less: Foreign Taxes Withheld	(29,532)	(21,688)

Total Investment Income	2,429,567	2,226,035

Expenses
Investment Advisory Fees	1,325,349	746,830
Administration Fees	244,682	119,494
Trustees’ Fees	9,576	8,894
Chief Compliance Officer Fees	4,125	2,987
Shareholder Servicing Fees (Investor Class Shares)	604	380
Transfer Agent Fees	78,824	67,743
Registration Fees	37,125	33,872
Legal Fees	26,017	13,140
Audit Fees	24,593	18,898
Income Tax Expense	22,482	—
Custodian Fees	17,989	5,851
Printing Fees	17,711	10,177
Insurance and Other Expenses	13,827	7,420

Total Expenses	1,822,904	1,035,686

Less:
Waiver of Investment Advisory Fees	(66,640)	(89,300)
Fees Paid Indirectly	(8)	(7)

Net Expenses	1,756,256	946,379

Net Investment Income	673,311	1,279,656

Net Realized Gain on Investments	17,762,673	3,332,690
Net Change in Unrealized Depreciation on Investments	(8,855,353)	(1,922,899)

Net Realized and Unrealized Gain on Investments	8,907,320	1,409,791

Net Increase in Net Assets Resulting from Operations	$9,580,631	$2,689,447

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2015	Year Ended October 31, 2014

Operations:
Net Investment Income	$673,311	$804,277
Net Realized Gain on Investments	17,762,673	16,421,179
Net Change in Unrealized Appreciation (Depreciation) on Investments	(8,855,353)	13,122,868

Net Increase in Net Assets Resulting from Operations	9,580,631	30,348,324

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(743,386)	(849,158)
Investor Class Shares	(385)	(799)
Net Realized Gains:
Institutional Class Shares	(16,057,172)	(10,401,012)
Investor Class Shares	(24,632)	(12,425)

Total Dividends and Distributions	(16,825,575)	(11,263,394)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	19,568,878 (2)	9,537,810
Reinvestment of Distributions	16,586,105	11,106,141
Redeemed	(32,275,090)	(28,484,845)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	3,879,893	(7,840,894)

Investor Class Shares
Issued	49,512	174,199
Reinvestment of Distributions	25,008	13,219
Redeemed	(161,212)	(101,136)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	(86,692)	86,282

Net Increase (Decrease) in Net Assets from Share Transactions	3,793,201	(7,754,612)

Total Increase (Decrease) in Net Assets	(3,451,743)	11,330,318

Net Assets:
Beginning of Year	205,207,257	193,876,939

End of Year (including undistributed net investment income of $517,706 and $555,328, respectively)	$201,755,514	$205,207,257

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

(2)	Includes shares issued as a result of in-kind transactions (see Note 10).

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
	Year Ended October 31, 2015	Year Ended October 31, 2014

Operations:
Net Investment Income	$1,279,656	$2,092,383
Net Realized Gain on Investments	3,332,690	2,745,592
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,922,899)	3,499,799

Net Increase in Net Assets Resulting from Operations	2,689,447	8,337,774

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(1,861,248)	(528,971)
Investor Class Shares	(631)	(1,331)
Net Realized Gains:
Institutional Class Shares	(3,004,201)	(2,945,784)
Investor Class Shares	(1,265)	(7,401)

Total Dividends and Distributions	(4,867,345)	(3,483,487)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	5,236,970	18,941,472
Reinvestment of Distributions	4,863,054	3,473,875
Redeemed	(3,999,641)	(1,926,604)

Net Increase in Net Assets from Institutional Class Share Transactions	6,100,383	20,488,743

Investor Class Shares
Issued	210,000	257,941
Reinvestment of Distributions	1,896	8,733
Redeemed	(160)	(271,193)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	211,736	(4,519)

Net Increase in Net Assets from Share Transactions	6,312,119	20,484,224

Total Increase in Net Assets	4,134,221	25,338,511

Net Assets:
Beginning of Year	94,051,769	68,713,258

End of Year (including undistributed net investment income of $1,286,641 and $1,584,914, respectively)	$98,185,990	$94,051,769

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout each Year or Period

	Institutional Class Shares
	Year Ended October 31, 2015		Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Year or Period	$14.49		$13.20	$10.09		$9.23	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.05		0.05	0.07		0.08	—	^
Net Realized and Unrealized Gain (Loss)	0.61		2.01	3.16		0.79	(0.77)

Total from Operations	0.66		2.06	3.23		0.87	(0.77)

Dividends and Distributions from:
Net Investment Income	(0.05)		(0.06)	(0.11)		(0.01)	—	^
Net Realized Gains	(1.13)		(0.71)	(0.01)		—	—

Total Dividends and Distributions	(1.18)		(0.77)	(0.12)		(0.01)	—

Net Asset Value, End of Year or Period	$13.97		$14.49	$13.20		$10.09	$9.23

Total Return†	4.70%		16.36%	32.33%		9.39%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$201,547		$204,895	$193,684		$142,034	$100,192
Ratio of Expenses to Average Net Assets(2)	0.86	%(3)	0.85%	0.94	%(3)	0.85%	0.85	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.89%		0.89%	1.00%		0.99%	1.28	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.33%		0.40%	0.58%		0.81%	(0.12	)%**
Portfolio Turnover Rate	82%		49%	71%		82%	36	%***

*	Commenced operations on July 13, 2011.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Amount represents less than $0.01 per share.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.86%, 0.85%, 0.94%, 0.85% and 0.85%, respectively.

(3)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.85%.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
	Selected per share data & Ratios For a share outstanding throughout each year or period

	Investor Class Shares
	Year Ended October 31, 2015		Year Ended October 31, 2014	Year Ended October 31, 2013		Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Year or Period	$14.58		$13.30	$10.09		$9.23	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.01		0.02	0.03		0.04	(0.01)
Net Realized and Unrealized Gain (Loss)	0.63		2.01	3.19		0.82	(0.76)

Total from Operations	0.64		2.03	3.22		0.86	(0.77)

Dividends and Distributions from:
Net Investment Income	(0.02)		(0.04)	—		0.00 (3)	—
Net Realized Gains	(1.13)		(0.71)	(0.01)		—	—

Total Dividends and Distributions	(1.15)		(0.75)	(0.01)		0.00 (3)	—

Net Asset Value, End of Year or Period	$14.07		$14.58	$13.30		$10.09	$9.23

Total Return†	4.50%		15.98%	31.92%		9.38%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$209		$312	$193		$77	$256
Ratio of Expenses to Average Net Assets(2)	1.11	%(4)	1.10%	1.19	%(4)	1.09%	0.91	%**^
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.14%		1.14%	1.25%		1.23%	1.23	%**^
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%		0.14%	0.24%		0.36%	(0.41	)%**^
Portfolio Turnover Rate	82%		49%	71%		82%	36	%***

*	Commenced operations on July 13, 2011.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.11%, 1.10%, 1.19%, 1.09% and 0.91%, respectively.

(3)	Amount represents less than $0.01 per share.

(4)

The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 1.10%.

Amounts	designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout each Year or Period

	Institutional Class Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Year or Period	$10.88	$10.36	$10.00

Income from Operations:
Net Investment Income(1)	0.14	0.28	0.04
Net Realized and Unrealized Gain	0.20	0.77	0.32

Total from Operations	0.34	1.05	0.36

Dividends and Distributions from:
Net Investment Income	(0.21)	(0.08)	—
Net Realized Gains	(0.34)	(0.45)	—

Total Dividends and Distributions	(0.55)	(0.53)	—

Net Asset Value, End of Year or Period	$10.67	$10.88	$10.36

Total Return†	3.10%	10.67%	3.60%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$97,940	$94,012	$68,686
Ratio of Expenses to Average Net Assets(2)	0.95%	0.95%	0.95	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.05%	1.10%	1.30	%**
Ratio of Net Investment Income to Average Net Assets	1.29%	2.65%	1.65	%**
Portfolio Turnover Rate	133%	101%	29	%***

*	Commenced operations on July 26, 2013.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 0.95%, 0.95% and 0.95%, respectively.

Amounts	designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
DIVIDEND GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios For a Share Outstanding Throughout each Year or Period

	Investor Class Shares
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Year or Period	$10.89	$10.36	$10.00

Income from Operations:
Net Investment Income(1)	0.08	0.32	0.04
Net Realized and Unrealized Gain	0.24	0.74	0.32

Total from Operations	0.32	1.06	0.36

Dividends and Distributions from:
Net Investment Income	(0.17)	(0.08)	—
Net Realized Gains	(0.34)	(0.45)	—

Total Dividends and Distributions	(0.51)	(0.53)	—

Net Asset Value, End of Year or Period	$10.70	$10.89	$10.36

Total Return†	2.91%	10.76%	3.60%

Ratios and Supplemental Data
Net Assets, End of Year or Period (Thousands)	$246	$40	$27
Ratio of Expenses to Average Net Assets(2)	1.20%	1.04%	1.00	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.30%	1.21%	1.31	%**
Ratio of Net Investment Income to Average Net Assets	0.75%	3.14%	1.36	%**
Portfolio Turnover Rate	133%	101%	29	%***

*	Commenced operations on July 26, 2013.

**	Annualized.

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratio would have been 1.20%, 1.04% and 1.00%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 43 funds. The financial statements herein are those of the Westfield Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and the Westfield Capital Dividend Growth Fund (the “Dividend Growth Fund”) (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The investment objective of the Large Cap Growth Fund is long-term growth of capital by investing primarily (at least 80% of its net assets) in equity securities. The Large Cap Growth Fund is a diversified fund and focuses on U.S. listed common stocks with large market capitalizations that Westfield Capital Management Company, L.P. (the “Adviser”) believes are quality companies with stock that offers the potential for future price appreciation. The investment objective of the Dividend Growth Fund is long-term growth of capital by investing in equity securities from a variety of economic sectors with a history or prospect of paying stable or increasing dividends. The Dividend Growth Fund is a diversified fund. The Dividend Growth Fund commenced operations on July 26, 2013 as a result of a contribution in-kind from a limited partnership managed by the Adviser. On this date, the Dividend Growth Fund issued 6,505,383 shares and acquired securities tax-free at their then current value of $65,053,828, including unrealized appreciation of $11,352,297.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2015, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of October 31, 2015, all of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurement under U.S. GAAP. For details of investment classifications, reference the Schedules of Investments.

For the year ended October 31, 2015, there have been no transfers between Level 1 and Level 2 assets and liabilities. During the year ended October 31, 2015, there were no Level 3 securities.

During the year ended October 31, 2015, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders. With the exception of the accrued built-in gains tax associated with the in-kind transaction (described below), no provision for Federal income taxes has been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended October 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any significant interest or penalties.

Built-in Gains Tax from In-Kind Transaction — The Large Cap Growth Fund received a contribution of portfolio securities from a C-Corporation that included a net unrealized built-in gain for which potential tax liability is insignificant to the Fund. For income tax purposes, the Fund is required to track the net built-in gain and recognize an income tax liability when it is determined that it is more-likely-than-not that positions will be sold and gains on the securities realized. As of October 31, 2015, the Fund has a tax liability of $22,482, relating to the recognition of realized gain on certain securities contributed by the C-Corporation.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Classes —  Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Cash Equivalents — Idle cash may be swept into various money market sweep accounts and is classified as cash equivalents on the Statement of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and make distributions of their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (REITs) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Shareholder Servicing, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for which the Administrator is paid an asset based fee which will vary depending on the number of share class and average daily net assets of the Fund. For the year ended October 31,

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

2015, the Large Cap Growth Fund and Dividend Growth Fund paid $244,682 and $119,494, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

The Funds have entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Funds may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the year ended October 31, 2015, the Large Cap Growth Fund and Dividend Growth Fund incurred shareholder servicing fees of $604 and $380, respectively. These fees represent 0.25% and 0.25% of the Net Assets of the Large Cap Growth Fund and Dividend Growth Fund, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. During the year ended October 31, 2015, the Large Cap Growth Fund and Dividend Growth Fund earned cash management credits of $8 and $7, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as the custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Large Cap Growth Fund at a fee calculated at an annual rate of 0.65% and to the Dividend Growth Fund at a fee calculated at an annual rate of 0.75% of the respective Fund’s average daily net assets. The Adviser has contractually agreed (effective May 19, 2015) to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Large Cap Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.85% of the average daily net assets of each class until February 28, 2016. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Large Cap Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.85% for Institutional Class Shares and Investor Class

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2016. As of October 31, 2015, fees for the Large Cap Growth Fund—which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time expenses were waived, were $106,708, $78,767 and $66,640, expiring in 2016, 2017 and 2018, respectively. The Adviser has contractually agreed (effective May 19, 2015) to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Dividend Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.95% of the average daily net assets of each class until February 28, 2016. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Dividend Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.95% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2016. As of October 31, 2015, fees for the Dividend Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time the expenses were waived, were $58,712, $120,141 and $89,300 expiring in 2016, 2017 and 2018, respectively.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

6. Share Transactions:

Large Cap Growth Fund	Year Ended October 31, 2015	Year Ended October 31, 2014

Share Transactions:
Institutional Class Shares
Issued	1,380,032 *	699,747
Reinvested	1,202,124	867,566
Redeemed	(2,301,216)	(2,093,713)

Net Increase (Decrease) in Institutional Class Shares	280,940	(526,400)

Investor Class Shares
Issued	3,464	12,960
Reinvested	1,800	1,025
Redeemed	(11,833)	(7,144)

Net Increase (Decrease) in Investor Class Shares	(6,569)	6,841

Dividend Growth Fund

Share Transactions:
Institutional Class Shares
Issued	478,993	1,849,934
Reinvested	449,177	348,581
Redeemed	(391,991)	(183,764)

Net Increase in Institutional Class Shares	536,179	2,014,751

Investor Class Shares
Issued	19,179	25,286
Reinvested	175	876
Redeemed	(15)	(25,111)

Net Increase in Investor Class Shares	19,339	1,051

*	Includes shares issued as a result of in-kind transactions (see Note 10).

7. Investment Transactions:

For the year ended October 31, 2015, the purchases and sales of investment securities other than in-kind transactions, long-term U.S. Government and short-term securities were:

	Purchases	Sales
Large Cap Growth Fund	$163,982,023	$173,799,308
Dividend Growth Fund	134,568,237	126,535,198

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

There were no purchases or sales of long-term U.S. Government securities for the year ended October 31, 2015.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Permanent book and tax basis differences which are primarily attributable to REIT adjustments, investments in master limited partnerships, built-in gains tax and reclassification of distributions have been classified to/(from) the following for the year ended October 31, 2015:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid-in Capital
Large Cap Growth Fund	$32,838	$(24,331)	$(8,507)
Dividend Growth Fund	283,950	(283,929)	(21)

These reclassifications have no impact on net assets or net asset value per share.

The tax character of dividends and distributions declared for the during the years or periods ended October 31, 2015 and October 31, 2014 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Large Cap Growth Fund
2015	$3,438,253	$13,387,322	$16,825,575
2014	3,179,221	8,084,173	11,263,394
Dividend Growth Fund
2015	1,861,880	3,005,465	4,867,345
2014	1,040,055	2,443,432	3,483,487

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

As of October 31, 2015, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings
Large Cap Growth Fund	$517,706	$17,702,123	$51,060,395	$69,280,224
Dividend Growth Fund	1,286,640	3,051,610	12,085,212	16,423,462

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses. The Funds had no capital loss carryforwards at October 31, 2015.

For Federal income tax purposes, the cost of securities owned at October 31, 2015, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which are temporary adjustments for Federal income tax purposes in the current year and have been deferred for use in future years.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at October 31, 2015 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Cap Growth Fund	$147,715,631	$54,250,028	$(3,189,633)	$51,060,395
Dividend Growth Fund	84,308,400	14,134,587	(2,049,375)	12,085,212

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

9. Other:

At October 31, 2015, the percentages held by a limited number of shareholders for each Fund (shareholder segments comprised of omnibus and accounts that were held on behalf of individual shareholders and in the Dividend Growth Fund, Institutional Class, one record related party shareholder), each owning 10% or greater of the aggregate shares outstanding, was as follows:

	No. of Shareholders	% Ownership
Large Cap Growth Fund, Institutional Class	3	49%
Large Cap Growth Fund, Investor Class	1	96%
Dividend Growth Fund, Institutional Class	2	42%
Dividend Growth Fund, Investor Class	2	100%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

10. In-Kind Transactions:

During the year ended October 31, 2015, the Large Cap Growth Fund issued shares of beneficial interest in exchange for securities. The securities were transferred at their current value on the date of transaction.

Transaction Date	Shares Issued	Value
11/24/2014	165,454	$2,460,306

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of

The Advisors’ Inner Circle Fund II and the Shareholders of

Westfield Capital Large Cap Growth Fund and

Westfield Capital Dividend Growth Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Westfield Capital Large Cap Growth Fund and Westfield Capital Dividend Growth Fund (two of the funds constituting The Advisors’ Inner Circle Fund II, hereafter referred to as the “Funds”) at October 31,2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 24, 2015

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (May 1, 2015 to October 31, 2015).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

DISCLOSURE OF FUND EXPENSES (Unaudited)

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 5/01/15	Ending Account Value 10/31/15	Annualized Expense Ratios		Expenses Paid During Period*
Large Cap Growth Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,002.20	0.87	%**	$4.40
Investor Class Shares	1,000.00	1,000.70	1.12	**	5.65

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.81	0.87		$4.44
Investor Class Shares	1,000.00	1,019.55	1.12		5.71
Dividend Growth Fund
Actual Fund Return
Institutional Class Shares	$1,000.00	$997.20	0.95%		$4.78
Investor Class Shares	1,000.00	995.30	1.20		6.04

Hypothetical 5% Return
Institutional Class Shares	$1,000.00	$1,020.42	0.95%		$4.84
Investor Class Shares	1,000.00	1,019.16	1.20		6.11

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half period shown).

**	The annualized expense ratios include extraordinary income tax expense incurred during the six month period.

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THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS [3,4]
ROBERT NESHER 69 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 75 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]

JOHN K. DARR 71 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 63 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 43 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-454-0738. The following chart lists Trustees and Officers as of October 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisor’s Inner Circle Fund II, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, Winton Diversified Opportunities Fund, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).
Current Directorships: Trustee of The Advisors’ Inner Circle Fund II, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.
5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 73 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.

BETTY L. KRIKORIAN 72 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008- 2010. Self-Employed Legal and Financial Services Consultant since 2003.

BRUCE R. SPECA 59 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.

GEORGE J. SULLIVAN, JR. 72 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS

MICHAEL BEATTIE 50 yrs. old	President (Since 2011)	Managing Direct at SEI since 2011. Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.

STEPHEN CONNORS 31 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting since December 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.
1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Board Members oversee 43 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.

None.
4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)

RUSSELL EMERY 52 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014 and Winton Diversified Opportunities Fund since 2015.
DIANNE M. DESCOTEAUX 38 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
LISA WHITTAKER 37 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 34 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009- 2014).
BRIDGET E. SUDALL 35 yrs. old	Privacy Officer (Since 2015) AML Officer (Since 2015)	Anti-Money Laundering Compliance Officer and Privacy Officer since 2015. Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 to March 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 to April 2011.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or hersuccessor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust

3	Board Members oversee 43 funds in The Advisors’ Inner Circle Fund II.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (Unaudited)

Other Directorships Held by Officer

None.
None.
None.
None.
None.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 19, 2015 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Westfield Capital Large Cap Growth Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT — continued (Unaudited)

evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS
OCTOBER 31, 2015

NOTICE TO SHAREHOLDERS

For shareholders that do not have an October 31, 2015 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2015 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2015, the Funds are designating the following items with regard to distributions paid during the year.

	Ordinary Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Interest Related Dividends(4)	Short-Term Capital Gain Dividends(5)
Large Cap Growth Fund	20.43%	79.57%	100.00%	68.11%	72.53%	0.00%	0.00%	100.00%
Dividend Growth Fund	38.25%	61.75%	100.00%	77.11%	100.00%	0.00%	0.00%	0.00%

(1)

Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short term capital gain and net investment income distributions).

(2)

The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)

“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of ordinary income distribution. Interest related dividends are exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage of this column represents the amount of “Short Term Capital Gain Dividends” and is reflected as a percentage of short term capital gain distribution that is exempt from U.S. withholding tax when paid to foreign investors.

The information reported herein may differ from the information and distributions taxable to the shareholder for the calendar year ending December 31, 2015. Complete information will be computed and reported with your 2015 Form 1099-DIV.

Westfield Capital Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-454-0738

Adviser:

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

WCM-AR-001-0500

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$136,800	$0	$0	$110,750	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$220,000	$0	$0	$200,000
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Fees billed by Ernst & Young LLP (“E&Y”) related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years were as follows:

		2015			2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$22,605	N/A	N/A	N/A	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

(e)(1)

All requests or applications for services to be provided by the independent auditor shall be submitted to the Chief Financial Officer (“CFO”) of the Registrant and must include a detailed description of the services proposed to be rendered. The Registrant ‘s CFO will determine whether such services (1) require specific pre-approval, (2) are included within the list of services that have received the general pre-approval of the audit committee or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by the CFO. The audit committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The audit committee has delegated specific pre-approval authority to either the audit committee chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the audit committee at its next regularly scheduled meeting.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the audit committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2015	2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

	2015	2014
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $220,000 and $200,000 for 2015 and 2014, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last fiscal year was $0 for 2015.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: January 8, 2016

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: January 8, 2016

*	Print the name and title of each signing officer under his or her signature.